                                                                  Exhibit 10.2

                               AMENDMENT No. 1

         AMENDMENT NO. 1 dated as of December 28, 1996 between BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders named under the caption "Lenders" on the signature pages hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, in its capacity as Swingline Bank under Section 2.01(c) of the Credit Agreement (in such capacity, together with its successors in such capacity, the "Swingline Bank"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Company, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of March 28, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $550,000,000. The Company, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01.  Step-up in Revolving Credit Commitments.

         (a) Section 2.01(a) of the Credit Agreement shall be amended by replacing clauses (ii), (iii) and (iv) thereof with the following:

                  "(ii) the aggregate principal amount of all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities and the aggregate amount of all Swingline Loans, shall not, without the prior consent of all of the Lenders, exceed $325,000,000 prior to the later of the following dates (the "1997 Step-up Date"):

                           (x) the date 15 days after the Lenders shall have
                  received the financial information required pursuant to
                  Section 9.01(b) hereof for the fiscal year ended on or about

                  January 31, 1997, and

                           (y) April 1, 1997; and

                  (iii) the aggregate principal amount of all Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities and the aggregate amount of all Swingline Loans, shall not exceed $325,000,000 on or after the 1997 Step-up Date, unless both of the following conditions are satisfied:

                           (x) EBITDA for the fiscal year ending on or about
                  January 31, 1997 shall be at least equal to $175,000,000; and

                           (y) immediately prior to, and on, the 1997 Step-up
                  Date, no Default shall be continuing."

         (b) Section 2.05(a) of the Credit Agreement (Commitment Fees) shall be amended by deleting the reference therein to Section 2.01(a)(iv).

         2.02.  Investments in Unrestricted Subsidiaries. Clause (g) of
Section 9.08 shall be amended by deleting the number "$15,000,000" and substituting in its place the number "$20,000,000".

         2.03. Capital Expenditures. Section 9.11(a)(i) of the Credit Agreement shall be amended by replacing the table therein with the following table:

   "Fiscal Year End                                       Amount

    January 31, 1997                                    $175,000,000
    January 31, 1998                                    $150,000,000
    January 31, 1999                                    $125,000,000
    January 31, 2000                                    $150,000,000
    January 31, 2001                                    $150,000,000; plus"

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         Section 3. New Subsidiary Guarantor. Effective as of January 14, 1997
(the date of incorporation of Barnes and Noble Online, Inc. ("Online")), Online shall be a Subsidiary Guarantor and an Obligor under the Credit Agreement and each other Basic Document, and shall assume all obligations of a Subsidiary Guarantor and Obligor under the Credit Agreement and each other Basic Document.

         Section 4. Representations and Warranties. The Company represents and warrants to the Lenders that the representations and warranties set forth in
Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 1.


         Section 5. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

         5.01. Execution. This Amendment No. 1 shall have been duly executed and delivered by each Obligor, the Administrative Agent and the Majority Lenders, provided that the amendment set forth in Section 2.01 hereof shall not become effective unless this Amendment No. 1 shall have been executed and delivered by the Supermajority Lenders.

         5.02. Online. The Administrative Agent shall have received the documents described in Section 7.01(a) of the Credit Agreement with respect to Online, together with the certificates evidencing the capital stock of Online, duly endorsed in pledge to the Administrative Agent, and such duly executed Uniform Commercial Code financing statements as the Administrative Agent shall have requested in order to perfect the security interests in Property of Online created pursuant to the Security Agreement.

         Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect (except that each reference in the Credit Agreement to "this Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment No. 1). This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                   BARNES & NOBLE, INC.


                                   By__________________________________
                                     Title:


                                   SUBSIDIARY GUARANTORS

                                   B. DALTON BOOKSELLER, INC.


                                   By__________________________________
                                     Title:

                                   BARNES & NOBLE SUPERSTORES, INC.


                                   By__________________________________
                                     Title:

                                   MARBORO BOOKS CORP.


                                   By__________________________________
                                     Title:

                                   DOUBLEDAY BOOK SHOPS, INC.


                                   By__________________________________
                                     Title:

                                   CCI HOLDINGS, INC.


                                   By__________________________________
                                     Title:

                                   SUBSIDIARY GUARANTOR

                                   BARNES AND NOBLE ONLINE, INC.


                                   By__________________________________
                                     Title:

                                   LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By__________________________________
                                     Title:

                                   CIBC INC.


                                   By__________________________________
                                     Title:

                                   ING (U.S.) CAPITAL CORPORATION


                                   By__________________________________
                                     Title:

                                   THE BANK OF NOVA SCOTIA


                                   By__________________________________
                                     Title:

                                   FIRST UNION NATIONAL BANK


                                   By__________________________________
                                     Title:

                                   LENDERS

                                   THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                   By__________________________________
                                     Title:

                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", New York Branch


                                   By__________________________________
                                     Title:

                                   MELLON BANK, N.A.


                                   By__________________________________
                                     Title:

                                   DEUTSCHE BANK AG, New York Branch
                                   and/or Cayman Islands Branch


                                   By__________________________________
                                     Title:

                                   CORESTATES BANK


                                   By__________________________________
                                     Title:

                                   DG BANK DEUTSCHE GENOSSENSCHAFTSBANK



                                   By__________________________________
                                     Title:

                                   LENDERS

                                   HIBERNIA NATIONAL BANK


                                   By__________________________________
                                     Title:

                                   MERITA BANK LTD., New York Branch


                                   By__________________________________
                                     Title:

                                   CREDIT LYONNAIS, New York Branch


                                   By__________________________________
                                     Title:

                                   THE BANK OF NEW YORK


                                   By__________________________________
                                     Title:

                                   BHF-BANK AKTIENGESELLSCHAFT


                                   By__________________________________
                                     Title:

                                   THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION


                                   By__________________________________
                                     Title:

                                   SOCIETE GENERALE, New York Branch


                                   By__________________________________
                                     Title:

                                   LENDERS

                                   THE SUMITOMO TRUST & BANKING CO., LTD.,
                                   New York Branch


                                   By__________________________________
                                     Title:

                                   SUMMIT BANK


                                   By__________________________________
                                     Title:

                                   WELLS FARGO BANK N.A.


                                   By__________________________________
                                     Title:

                                   BANK OF TOKYO-MITSUBISHI, LIMITED,
                                   New York Branch


                                   By__________________________________
                                     Title:

                                   THE FUJI BANK, LIMITED,
                                   New York Branch


                                   By__________________________________
                                     Title:

                                   THE TORONTO-DOMINION BANK


                                   By__________________________________
                                     Title:

                                   LENDERS

                                   ABN-AMRO BANK, N.V.


                                   By__________________________________
                                     Title:


                                   UNITED STATES NATIONAL BANK OF OREGON


                                   By__________________________________
                                     Title:

                                   FIRST HAWAIIAN BANK


                                   By__________________________________
                                     Title:

                                   THE SUMITOMO BANK, LIMITED,
                                   New York Branch


                                   By__________________________________
                                     Title:

                                   IBJ SCHRODER BANK & TRUST COMPANY


                                   By__________________________________
                                     Title:

                                   GIRO CREDIT BANK
                                   AKTIENGESELLSCHAFT DER SPARKASSEN


                                   By__________________________________
                                     Title:

                                   SWINGLINE BANK

                                   THE CHASE MANHATTAN BANK


                                   By__________________________________
                                     Title:


                                   ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By__________________________________
                                     Title: